Exhibit 10.1

[Execution Version]

FOURTH AMENDMENT dated as of April 27, 2016 (this “Amendment”), to the CREDIT AGREEMENT referred to below among KNOWLES CORPORATION (the “Company”), the Lenders party thereto and JPMORGAN CHASE BANK, N.A., as the Administrative Agent.

WHEREAS, the Company, the Luxembourg Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of January 27, 2014, as amended and restated as of December 31, 2014, and as further amended by the First Amendment dated as of April 17, 2015, the Second Amendment dated as of November 19, 2015, and the Third Amendment dated as of February 9, 2016 (the “Credit Agreement”; capitalized terms used and not otherwise defined herein, including in these recitals, have the meanings set forth in the Credit Agreement as amended hereby);

WHEREAS, the Company desires to issue the Permitted Convertible Notes and to apply the net proceeds thereof to prepay Tranche A Term Loans in accordance with Section 2.10(a) of the Credit Agreement;

WHEREAS, the Company has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, the Company, the Administrative Agent and the Lenders party hereto, constituting the Required Lenders, have so agreed on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, with each such amendment to become effective as provided in Section 6 below:

SECTION 1.01. Amendment to Section 1.01.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their appropriate alphabetical order:

“Permitted Convertible Notes Net Proceeds” means, the proceeds received by or for the account of the Company from the issuance and sale of Permitted Convertible Notes, net of any Taxes, premiums, fees, commissions, underwriting discounts and other fees and expenses payable (or reasonably estimated to be payable) in connection with such issuance and sale (including the premium associated with any Permitted Convertible Notes Hedging Agreement and costs and expenses of attorneys, accountants, bankers and other advisors).

“Permitted Convertible Notes” means senior convertible debt securities of the Company (a) that are unsecured, (b) that do not have the benefit of any Guarantee of any Subsidiary, (c) the stated maturity date of which shall be no earlier than the date which is 91 days after the latest Maturity Date in effect at the time such securities are issued, (d) that are not subject to any sinking fund or any prepayment, redemption or repurchase requirements, whether scheduled, triggered by specified events or at the option of the holders thereof (it being understood that none of (i) a customary “change in control” or “fundamental change” put, (ii) a right to convert such securities into common stock of the Company, cash or a combination thereof as the Company may elect or (iii) an acceleration upon an event of default will be deemed to constitute such a sinking fund or prepayment, redemption or repurchase requirement), and (e) that have the benefit of covenants and events of default customary for comparable convertible securities (as determined by the Company in good faith).

“Permitted Convertible Notes Hedging Agreements” means, (a) a Hedging Agreement pursuant to which the Company acquires a call or a capped call option requiring the counterparty thereto to deliver to the Company shares of common stock of the Company, the cash value of such shares or a combination thereof from time to time upon exercise of such option and (b) if entered by the Company in connection with any Hedging Agreement described in clause (a) above, a Hedging Agreement pursuant to which the Company issues to the counterparty thereto warrants to acquire common stock of the Company, in each case, entered into by the Company in connection with, and prior to or concurrently with, the issuance of any Permitted Convertible Notes; provided that (i) the terms, conditions and covenants of each such Hedging Agreement shall be such as are typical and customary for Hedging Agreements of such type (as determined by the board of directors of the Company in good faith) and (ii) in the case of clause (b) above, such Hedging Agreement would be classified as an equity instrument in accordance with EITF 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, or any successor thereto (including pursuant to the Accounting Standards Codification), and the settlement of such Hedging Agreement does not require the Company to make any payment in cash or cash equivalents that would disqualify such Hedging Agreement from so being classified as an equity instrument.

“Senior Secured Indebtedness” means, as of any date, that portion of Total Indebtedness as of such date that is secured by any Lien on property or assets of the Company or any Subsidiary.

“Senior Secured Leverage Ratio” means, on any date, the ratio of (a) Senior Secured Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date.

(b) The definition of “Defaulting Lender” in Section 1.01 is hereby amended by inserting in clause (d) thereof immediately following the words “Bankruptcy Event” the words “or a Bail-In Action”.

(c) The definition of “Disqualified Equity Interests” in Section 1.01 is hereby amended by inserting in the following proviso immediately prior to the final period therein:

“; provided, further, that neither the Permitted Convertible Notes nor the Permitted Convertible Notes Hedging Agreements shall constitute Disqualified Equity Interests of the Company”.

(d) The definition of “Equity Interests” in Section 1.01 is hereby amended by inserting in the following proviso immediately prior to the final period therein:

“; provided that the Permitted Convertible Notes Hedging Agreements shall not constitute Equity Interests of the Company”.

SECTION 1.02. Amendment to Section 1.04. Section 1.04(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately prior to clause (B) and inserting “,” in replacement thereof and (ii) inserting the following text:

“and (C) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20, Debt with Conversion and Other Options (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof”.

SECTION 1.03. Amendment to Section 2.20. The proviso in Section 2.20(a) of the Credit Agreement is hereby amended and restated to read as follows:

“provided that (A) Incremental Commitments may be established hereunder only if the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Company for which financial statements shall have been delivered pursuant to Section 5.01(a) or (b), determined on a pro forma basis assuming that Borrowings under and in the full amount of such Incremental Commitments were outstanding on the last day of such fiscal quarter, would not have been greater than 3.25 to 1.00, and (B) the aggregate amount of all the Incremental Commitments established hereunder during the term of this Agreement shall not exceed $100,000,000.”

SECTION 1.04. Amendment to Section 6.01. Section 6.01(a)(xiii) of the Credit Agreement is hereby amended by inserting the text “on the date of the incurrence of such Indebtedness and” immediately after the phrase “provided, that” appearing therein.

SECTION 1.05. Amendment to Section 6.07. Section 6.07 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately prior to clause (b) and inserting “,” in replacement thereof and (ii) inserting the following text “and (c) the Company may enter into, and perform its obligations under, the Permitted Convertible Notes Hedging Agreements” immediately prior to the final period therein.

SECTION 1.06. Amendment to Section 6.08. Section 6.08(a) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof: “Neither the entry by the Company into, nor the performance by the Company of its obligations pursuant to, any Permitted Convertible Notes Hedging Agreement shall constitute a Restricted Payment prohibited by this Section 6.08(a).”

SECTION 1.07. Amendment to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended and restated to read as follows:

“SECTION 6.12. Leverage Ratio. The Company will not permit the Leverage Ratio as of the last day of any fiscal quarter to exceed 3.75 to 1.00.”

SECTION 1.08. Amendment to Article VI. Article VI of the Credit Agreement is hereby amended by adding the following new Section 6.13:

“SECTION 6.13. Senior Secured Leverage Ratio. The Company will not permit the Senior Secured Leverage Ratio as of the last day of any fiscal quarter to exceed 3.25 to 1.00.”

SECTION 1.09. Amendment to Article VII. Clause (g) of Article VII of the Credit Agreement is hereby amended and restated to read as follows:

“(g) any event or condition occurs that results in any Material Indebtedness becoming due or required to be prepaid, repurchased, redeemed or defeased prior to its scheduled maturity (or, in the case of a Hedge Agreement (other than a Permitted Convertible Notes Hedging Agreement), the involuntary termination thereof as the result of a default or similar event, however denominated, by the Company or its Subsidiaries), or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf (or, in the case of any Hedging Agreement (other than any Permitted Convertible Notes Hedging Agreement), the applicable counterparty), to cause such Material Indebtedness to become due, or require the prepayment, repurchase, redemption or defeasance thereof (or, in the case of a Hedge Agreement (other than a Permitted Convertible Notes Hedging Agreement), the involuntary termination thereof as the result of a default or similar event, however denominated, by the Company or its Subsidiaries) prior to its scheduled maturity, in each of the foregoing cases, beyond the grace period therefor; provided that this clause (g) shall not apply to (i) any secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the assets securing such Indebtedness, (ii) any Indebtedness that becomes due as a result of a voluntary refinancing thereof permitted under Section 6.01 or as a result of any voluntary prepayment, repurchase, redemption or defeasance thereof by the Borrower or any Subsidiary in the absence of any default (or a similar event, however denominated) thereunder or (iii) any requirement to deliver cash upon conversion of the Permitted Convertible Notes; provided further that any such failure under this clause (g) is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to this Article VII;”.

SECTION 1.10. Amendment to Article IX. Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.23:

“SECTION 9.23. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(c) The following terms shall for purposes of this Section have the meanings set forth below:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

SECTION 1.11. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants that, on and as of the Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by the Company, and this Amendment and the Credit Agreement as amended hereby constitute the Company’s legal, valid and binding obligations, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct on and as of the Effective Date in all material respects, except to the extent they expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

(c) No Default or Event of Default shall have occurred and be continuing (after giving effect to the amendments to the Credit Agreement provided for herein).

SECTION 1.12. Effectiveness. The amendments set forth in Sections 1.01 through 1.06 and in Sections 1.09 and 1.10 hereof shall become effective on the date (the “Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company, the Administrative Agent and Lenders constituting the Required Lenders. The amendments set forth in Sections 1.07 and 1.08 hereof shall become effective on the first date after the Effective Date on which each of the following conditions precedent shall have been satisfied:

(a) The Company shall have issued and sold the Permitted Convertible Notes and received Permitted Convertible Notes Net Proceeds of not less than $100,000,000, and all the Permitted Convertible Notes Net Proceeds so received shall have been applied to the prepayment of Tranche A Term Loans in accordance with Section 2.10(a) and 2.09(c)(i) of the Credit Agreement, the Company hereby directing the Administrative Agent to apply such prepayment first against the four scheduled repayments of the Tranche A Term Borrowings next following the date of this Amendment and then ratably against the remaining scheduled repayments (including the payment due at maturity) of the Tranche A Term Borrowings.

(b) the Administrative Agent shall have received for the account of each Lender that shall have executed and delivered a copy of this Amendment to the Administrative Agent, an amendment fee in an amount equal to 0.05% of the aggregate principal amount of the Revolving Commitment and outstanding Term Loans of such Lender after giving effect to the prepayment of Tranche A Term Loans provided for in the immediately preceding clause (a).

(c) the Administrative Agent shall have received all other fees and other amounts due and payable in connection with this Amendment and, to the extent invoiced at least three Business Days prior to the Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Company under the Credit Agreement.

SECTION 1.13. Counterparts; Effectiveness; Entirety.

(a) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) Except as expressly set forth herein, all the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement or for any other purpose except as expressly set forth herein.

(c) This Amendment, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 1.14. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 1.15. Governing Law; Miscellaneous.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) This Amendment shall be deemed to be a Loan Document.

(c) The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

(d) The Company hereby appoints PNC Bank, National Association (“PNC”), as an additional Documentation Agent under the Credit Agreement and agrees that PNC shall have no duties or obligations under the Credit Agreement or any other Loan Document (except in its capacity as Lender).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

KNOWLES CORPORATION

by	/s/ Nilson Rodrigues
	Name:	Nilson Rodrigues
	Title:	Treasurer

JPMORGAN CHASE BANK N.A., individually and as Administrative Agent

by	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT

TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender: BANK OF AMERICA, N.A.

By	/s/ Jonathan M. Phillips
	Name:	Jonathan M. Phillips
	Title:	Senior Vice President

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT

TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender: BMO HARRIS BANK N.A.

by	/s/ Jason Deegan
	Name:	Jason Deegan
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT

TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender: BRANCH BANKING AND TRUST COMPANY

By	/s/ Andrey Rudnitsky
	Name:	Andrey Rudnitsky
	Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT

TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender: GOLDMAN SACHS BANK USA

by	/s/ Jerry Li
	Name:	Jerry Li
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT

TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender: HSBC Bank USA, N.A.

by	/s/ Fik Durmus
	Name:	Fik Durmus
	Title:	Senior Vice President

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT

TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender: ING Bank N.V., Dublin Branch

by	/s/ Sean Hassett
	Name:	Sean Hassett
	Title:	Director

For any Lender requiring a second signature line:

by	/s/ Pádraig Matthews
	Name:	Pádraig Matthews
	Title:	Vice-President

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT

TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender: MUFG Union Bank, N.A.

by	/s/ Matthew Antioco
	Name:	Matthew Antioco
	Title:	Vice President

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT

TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender: PNC Bank, National Association

by	/s/ Kristin L. Lenda
	Name:	Kristin L. Lenda
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT

TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender: Sumitomo Mutsui Banking Corporation

by	/s/ David Kee
	Name:	David Kee
	Title:	Managing Director

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT

TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender: Sun Trust Bank

by	/s/ Chris Hursey
	Name:	Chris Hursey
	Title:	Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT

TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender: THE NORTHERN TRUST COMPANY

By	/s/ M. Scott Randall
	Name:	M. Scott Randall
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT

TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender: U.S. BANK NATIONAL ASSOCIATION

by	/s/ Mary Ann Klemm
	Name:	Mary Ann Klemm
	Title:	Vice President

[Signature Page to Fourth Amendment]

SIGNATURE PAGE TO FOURTH AMENDMENT

TO KNOWLES CORPORATION CREDIT AGREEMENT

Name of Lender: Wells Fargo Bank, NA

by	/s/ Steve Buehler
	Name:	Steve Buehler
	Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to Fourth Amendment]